UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): February 16, 2023 (February 10, 2023)

Clearday, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21074	77-0158076
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8800 Village Drive, Suite 106, San Antonio, TX 78217

(Address of Principal Executive Offices) (Zip Code)

(210) 451-0839

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	CLRD	OTCQX

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On February 10, 2023, Clearday, Inc. (the “Company”), entered into a Securities Purchase Agreement (the “Note Purchase Agreement”) to issue an unsecured promissory note (the “Note”) to an institutional lender. We used the proceeds of this financing to fund our operations and repay approximately $19,280 of existing indebtedness to this lender that was incurred April 5, 2022.

The Note provides for the net funding to Clearday of $150,000 after payment of specified expenses of $4,250 and provides for an original issue discount of $19,286, resulting in a principal obligation of $194,360 and a one-time interest charge of 12% on such principal amount.

The Note provides for a one year maturity. Monthly payments on the Note of approximately $21,768 will be made by Clearday with the first payment being on March 30, 2023, which payments are subject to a 10 day grace period. The Note is unsecured. The Note provides specified events of default (an “Event of Default”) including failure to timely pay the monetary obligations under the Note and such breach continues for a period of ten (10) days after written notice from the Noteholder’ a breach of covenants under the Note or the Purchase Agreement that continues for a period of twenty (20) days after written notice by the Noteholder; breach of any representation and warranty in the Note or Purchase Agreement; commencement of bankruptcy or similar proceedings; failure to maintain the listing of Clearday’s common stock on at least one of the Over-the-Counter markets such as the OTCQX or OTCQB; the failure of Clearday to comply with the reporting requirements of the Securities Exchange Act; Clearday’s liquidation, or a financial statement restatement by Clearday.

Upon any Event of Default, the obligations under the Note will accrue interest at an annual rate of 22% and, if such Event of Default is continuing at any time that is 180 days after the date of the Note, provide the Noteholder the right and option to convert the obligations under the Note to shares of Clearday’s common stock. The price for any such conversion is equal to 75% (or a 25% discount) of the average of the five (5) lowest per share daily volume-weighted average price of Clearday’s common stock over the ten (10) consecutive trading days that are not subject to specified market disruptions immediately preceding the date of the conversion. The conversion right of the Noteholder is subject to a customary limitation on beneficial ownership of 4.99% of Clearday’s common stock.

Each of the Note and the Purchase Agreement has customary other covenants and provisions, including representations and warranties, payment of brokers, and indemnification, that Clearday will not sell, lease or otherwise dispose of any significant portion of its assets outside the ordinary course of business without the consent of the Noteholder and Clearday will maintain a reserve of authorized and unissued shares of common stock sufficient for full conversion of the obligations under the Note.

The foregoing descriptions of the Note Purchase Agreement and the Note are not complete and are qualified in their entirety by reference to the full text of each such agreement, which is filed as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward Looking Statements

This communication contains forward-looking statements (including within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended) concerning the Company. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the management of the Company, as well as assumptions made by, and information currently available to, management. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the risks regarding the Company and its business, generally; risks related to the Company’s ability to correctly estimate and manage its operating expenses and develop its innovate non-acute care businesses and the acceptance of its proposed products and services, including with respect to future financial and operating results; the ability of the Company to protect its intellectual property rights; competitive responses to the Company’s businesses including its innovative non-acute care business; unexpected costs, charges or expenses; regulatory requirements or developments; changes in capital resource requirements; and legislative, regulatory, political and economic developments. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in the Company’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC and the registration statement regarding the Company’s previously announced merger, that was filed and declared effective. The Company can give no assurance that the actual results will not be materially different than those based on the forward looking statements. Except as required by applicable law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

No.	Description

10.1	Form of Promissory Note dated February 10, 2023 in the principal amount of $194,360.
10.2	Form of Securities Purchase Agreement, dated as of February 10, 2023, by and between Clearday, Inc. and 1800 Diagonal Lending LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEARDAY, INC.

	By:	/s/ James Walesa
	Name:	James Walesa
	Title:	Chief Executive Officer
Dated: February 16, 2023